UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2023

INTEGRATED WELLNESS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41131	98-1615488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59 N. Main Street

Florida, NY 10921

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (845) 651-5039

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	WEL.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	WEL	The New York Stock Exchange
Redeemable warrants included as part of the units	WEL.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 13, 2023, Integrated Wellness Acquisition Corp (the “Company”) issued a promissory note (the “Note”) in the aggregate principal amount of up to $1,500,000 (the “Extension Funds”) to Sriram Associates, LLC, a Delaware limited liability company (“Sriram”), pursuant to which Sriram agreed to loan the Company up to $1,500,000 in connection with the extension of the Company’s termination date from December 13, 2023 to December 13, 2024.

The Company will deposit $125,000 per month (approximately $0.029 per public share (“Public Share”) that is not redeemed) into the Company’s trust account (the “Trust Account”) for each calendar month (commencing on December 14, 2023 and ending on the 13th day of each subsequent month) until December 13, 2024, or portion thereof, that is needed to complete an initial business combination, for up to an aggregate of $1,500,000.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, and (b) the date of the liquidation of the Company.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 11, 2023, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Meeting”). At the Meeting, the following proposals were considered and acted upon by the shareholders of the Company:

(a) a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association, as amended (the “Charter Amendment”), to extend the date by which the Company has to consummate an initial business combination from December 13, 2023 to December 13, 2024 (or such earlier date as determined by the Company’s board of directors (the “Board”) in its sole discretion) (the “Extension Amendment Proposal”);

(b) a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association, as amended, to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than December 13, 2024 (the “Liquidation Amendment Proposal”);

(c) a proposal to ratify, by way of ordinary resolution, the selection by the audit committee of the Board of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

(d) a proposal to approve by ordinary resolution the adjournment of the Meeting i) to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals; or ii) sine die in the event that the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal and the Liquidation Amendment Proposal such that if such redemptions were consummated, the Company would not adhere to the continued listing requirements of the New York Stock Exchange, and the Board therefore determines that approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal is no longer in the best interests of the Company, and in such event the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”).

The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1.	Extension Amendment Proposal

For	Against	Abstain
5,657,463	449,434	0

Accordingly, the Extension Amendment Proposal was approved.

2.	Liquidation Amendment Proposal

For	Against	Abstain
6,106,897	0	0

Accordingly, the Liquidation Amendment Proposal was approved.

3.	Auditor Ratification Proposal

For	Against	Abstain
6,106,897	0	0

Accordingly, the Auditor Ratififcation Proposal was approved.

As there were sufficient votes at the time of the Meeting to approve each of the above proposals, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to shareholders at the Meeting.

In connection with the Meeting, shareholders holding 1,136,155 of the Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $12.6 million (approximately $11.09 per share) will be removed from the Trust Account to pay such holders. Following redemptions, the Company will have 4,255,117 Public Shares outstanding.

The Company filed the Charter Amendment with the Cayman Islands Registrar of Companies on December 12, 2023. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendments to the Amended and Restated Memorandum and Articles of Association of the Company, as amended
10.1	Promissory Note Issued to Sriram Associates, LLC, dated December 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Wellness Acquisition Corp

By:	/s/ Steven Schapera
Name: Steven Schapera
Title: Chief Executive Officer

Dated: December 14, 2023